UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022

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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)

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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Glenwood Drive, Suite 1001, Raleigh, NC 27603

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ISDR	NYSE American

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 31, 2022, the Board of Directors (the “Board”) of Issuer Direct Corporation (the “Company”) amended and restated the Company’s previously amend and restated bylaws (as so amended and restated, the “Restated Bylaws”) to implement a majority voting standard for uncontested director elections (the “Amendment”).

Specifically, Article II, Section 5 of the Restated Bylaws changes the voting standard for uncontested director elections (as defined in the Restated Bylaws) from a plurality voting standard to a majority voting standard, such that a nominee would only be elected if he or she receives more votes “for” than “against” his or her election. A plurality voting standard remains applicable to contested elections (as defined in the Restated Bylaws). If an incumbent director receives less than a majority of the votes cast with respect in an uncontested election, such director shall be removed from the Board on an expedited basis as soon as a qualified replacement director can be identified, qualified and appointed to the Board. In the event the Board determines that such removed director possesses valuable knowledge or experience with respect to the Company’s business or operations, the Board may engage such director as a consultant or director emeritus of the Company; provided that such director shall no longer be entitled to vote with respect to any matters relating to the Board. In the event the Board deems it advisable and in the best interests of the stockholders of the Company, it may delay the removal of a director provided that it publicly discloses in writing the reasons for its decision to delay such removal.

The Board adopted the Amendment after the Company received a written request on March 21, 2022 from a stockholder of the Company to make the proposed change. The Board reviewed the proposal and determined that it was appropriate and in the best interests of the stockholders of the Company to adopt the Amendment in order to provide stockholders a more meaningful say in the elections of the Company’s directors.

The description above of the Restated Bylaws and the Amendment does not purport to be complete and is qualified by reference to the Restated Bylaws, which is filed as Exhibit 3.1 to this Form 8-K and incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws, effective as of March 31, 2022

104	Cover page interactive data file, submitted using inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: April 6, 2022	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

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